VistaShares Shieldtm Nasdaq 100 Enhanced Protection ETF Trading Symbol: QQQB Listed on The Nasdaq Stock Market, LLC Summary Prospectus September 18, 2026 www.vistashares.com/QQQB

Before you invest, you may want to review the VistaShares Shieldtm Nasdaq 100 Enhanced Protection ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 9, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.vistashares.com/QQQB. You can also get this information at no cost by calling at (844) 875-2288 or by sending an e-mail request to info@vistashares.com.

Investment Objective

The VistaShares Shield Nasdaq 100 Enhanced Protection ETF (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.79%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)	The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by delivering participation in the price return of a U.S. mega cap equity market index, while seeking to provide a measure of downside protection through a flexible, options-based investment strategy. The Fund does so through synthetic net long exposure in the underlying asset class(es) through call options that seek to provide limited participation in increases and decreases in the price returns of the underlying securities. The Fund’s portfolio securities are selected by the Fund’s sub-adviser, VistaShares Advisors LLC (the “Sub-Adviser”).

The Fund employs a flexible outcome strategy designed to provide investors with equity market exposure while incorporating a dynamic downside risk management overlay. Unlike traditional defined outcome strategies that seek to produce pre-determined outcomes over a fixed period, the Fund’s strategy is continuous and adaptive and does not rely on a single, fixed outcome period to achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investments that provide exposure to the performance of the Nasdaq-100 Index (the “Index”), including investments that reference an underlying exchange-traded fund (the “Underlying ETF”). Initially, the Fund expects to obtain such exposure through the Invesco QQQ ETF (“QQQ”). The Sub-Adviser may select a different Underlying ETF over time if it determines that the other ETF would provide substantially similar exposure to the large-cap U.S. equity market represented by the Index and would be appropriate for implementing the Fund’s options strategy.

The Fund seeks to provide investors with:

●	Upside Participation. The Fund is designed to participate partially in the positive price returns of the Underlying ETF without imposing a maximum return limit. Unlike certain outcome-oriented investment strategies, the Fund does not employ a structural cap that limits potential gains.
●	Downside Protection Overlay. The Fund seeks to mitigate losses through the use of options strategies that are intended to provide a degree of protection against declines in the Underlying ETF. The level and structure of protection may vary over time based on market conditions, including the volatility and pricing of the underlying options markets, and portfolio construction. The Fund does not target or guarantee any fixed or minimum percentage of protection, and the options overlay may provide little or no protection during certain periods.
●	Flexible Investment Horizon. The Fund does not rely on a fixed “outcome period” and instead maintains a rolling portfolio of options positions with varying maturities. As a result, the Fund’s investment outcomes are not dependent on holding Shares for a specific period.

To implement its investment strategy, the Fund utilizes a combination of:

Equity Exposure

The Fund obtains core exposure to the Underlying ETF either through direct investment or through derivative instruments designed to replicate such exposure. This component serves as the primary driver of returns and is intended to provide participation in the Underlying ETF’s price movements, before fees and expenses.

Options Overlay Strategy

The Fund invests in FLexible EXchange® Options (“FLEX Options”) and/or standard exchange-traded options that reference the Underlying ETF. Standardized exchange-traded options include standardized terms. FLEX Options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). FLEX Options are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The Fund uses a combination of purchased and sold call and put option contracts to construct a layered portfolio designed to achieve its investment objective.

●	Purchased Call Options. These positions provide exposure to the upside performance of the Underlying ETF and are intended to allow the Fund to participate in increases in the Underlying ETF’s share price. There is no limit to participation in upside performance from the purchased call options.
●	Purchased Put Options. These positions are designed to provide protection against declines in the Underlying ETF’s share price.
●	Sold Options. The Fund may sell call or put options to partially offset the cost of purchasing protective positions or to enhance income. The use of sold options is discretionary and may vary based on prevailing market conditions.

The Adviser and Sub-Adviser will determine the appropriate mix, strike prices, and maturities of options based on factors including market volatility, interest rates, and the cost of protection.

Downside Protection Characteristics

The Fund seeks to provide a measure of downside protection, which may take one or more of the following forms:

●

Buffered Losses. The Fund may seek to absorb a specified portion of initial losses under the Underlying ETF over certain timeframes ranging from one to twelve months. Over each approximately one-month options period, the Fund seeks to limit losses resulting from an initial decline in the share price of the Underlying ETF or ETFs, as applicable. If a decline exceeds the protected level, the Fund will participate in a portion of the additional decline.

The Sub-Adviser evaluates the options market each month and selects the options positions based on factors including option pricing, volatility and skew. The Fund seeks to provide reduced exposure to losses, generally in the range of 25-75%, but the Sub-Adviser may adjust the range in response to changes in market conditions, interest rates and volatility The protected level and the Fund’s participation in additional declines are not fixed and may change from period to period. The protection is not guaranteed and is provided at the cost of reduced upside participation in the Underlying ETF or ETFs, as well as the cost of the options used to establish the protection.

●

Reduced Downside Protection. The Fund may seek to reduce losses beyond a defined market decline threshold reflecting the level the Sub-Adviser has determined best balances upside participation combined with partial downside protection under current market conditions. The Fund may seek to reduce its participation in declines in the Underlying ETF or ETFs, as applicable, through the sale of an out of the money put option. The Fund may seek to limit its participation in initial declines and participate in only a portion of additional declines. The level of protection may vary based on market conditions and the options positions selected by the Sub-Adviser. The strategy does not provide a fixed floor or guaranteed level of protection.

Under current market conditions, the Fund initially seeks, after fees and expenses, to offset 100% of the first 8% of losses in the applicable Underlying ETFs during each monthly period and to experience approximately 50% of any additional losses during that period. The buffer is intended to reduce, but not eliminate, the impact of negative returns of the Underlying ETFs.

The level and duration of the buffer are not fixed. The Sub-Adviser may adjust the amount of the buffer, the Fund’s participation in losses exceeding the buffer, and the applicable period based on market conditions and the cost of protection. The intended protection applies over the applicable options period and may not be fully available to shareholders who purchase Shares after that period begins.

There is no guarantee that the Fund will be successful in providing buffered returns.

●

Dynamic Hedging. The Fund seeks to maintain continuous downside protection through a rolling portfolio of protective options positions, which the Sub-Adviser generally reviews and rebalances monthly as positions approach expiration. The Sub-Adviser manages the Fund’s protection proactively by evaluating the options market each month and may also adjust positions in response to material changes in market conditions.

In selecting and adjusting the protection positions, the Sub-Adviser considers factors including market volatility and drawdown levels, option pricing and availability, interest rates and the cost of protection. Based on this analysis, the Sub-Adviser determines the types, strike prices, maturities and amounts of options intended to balance upside participation with downside protection.

The Fund’s downside protection is limited to the protection provided by the options positions held during each monthly period. The protection may fail or be less effective if declines in the Underlying ETF or ETFs, as applicable, exceed the level covered by those positions or if market or options-market conditions adversely affect the position. The degree of protection is not fixed, may vary significantly over time and is not guaranteed.

Rolling and Laddered Structure

The Fund maintains a continuously managed portfolio of options positions with the same and/or staggered maturities. Because the Fund does not reset its strategy at the end of a defined outcome period, investors are not required to hold Shares for a specific duration to pursue the Fund’s investment objective.

Fund Rebalance

The Fund is a continuous investment vehicle and does not terminate or reset at predetermined intervals. The Fund generally rebalances options positions monthly as they approach expiration. At each rebalance, the Fund sells out-of-the-money put options and uses the premiums received, together with interest earned on its cash investments, to purchase approximately one-month, at-the-money call options on the Underlying ETF.

The Fund does not target a fixed percentage of upside exposure. Instead, the Fund seeks the amount of upside exposure that can be obtained with the option premiums and interest income available for that purpose. The number of call options purchased, and therefore the Fund’s resulting upside exposure, will vary based on the income available and prevailing call-option prices.

Collateral

In addition, the Fund will hold cash and/or short-term U.S. Treasury securities as for the Fund’s derivatives transactions.

Index Overview

The Nasdaq 100® Index is a widely recognized benchmark index that tracks the performance of 100 of the largest non-financial companies listed on the Nasdaq Stock Market, based on market capitalizations. This makes it a large-cap index, meaning its constituents have a high market value, often in the billions of dollars.

The Index includes companies from various industries but is heavily weighted towards the technology sector. This reflects the Nasdaq’s historic strength as a listed venue for tech companies. Other sectors represented include consumer discretionary, health care, communication services, and industrials, among others.

In terms of volatility, like all stock indices, the Index experiences daily price movements and can be significantly volatile at times. This is often drive by macroeconomic factors, market sentiment, and financial results or news from its large constituents. Historical periods of significant volatility include the dot-com bubble burst around 2000 and the global financial crisis of 2007-2008, among other events. However, the specific degree of volatility can vary and is subject to change based on market conditions.

None of the Fund, the Trust, the Adviser, the Sub-Adviser or their respective affiliates make any representation to you as to the performance of the Index.

THE FUND, TRUST, ADVISER, AND SUB-ADVISER ARE NOT AFFILIATED WITH, NOR ENDORSED BY, THE INDEX.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the underlying security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the relevant Underlying Securities. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund may continuously maintain indirect exposure to one or more of the underlying securities through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. To the extent contemplated by its investment strategy, the Fund may use derivative instruments, such as options, swaps, and other instruments, to obtain or manage investment exposure. Derivatives may be subject to counterparty risk, meaning the risk that a counterparty, clearing member or clearing house will be unwilling or unable to perform its obligations to the Fund due to bankruptcy, insolvency, financial distress, operational failure or other default. If a counterparty or clearing member defaults, the Fund may lose the expected benefit of the transaction, experience delays or costs in recovering collateral or other amounts owed to it, or be required to enter into replacement transactions on less favorable terms, if at all. The Fund also may be unable to implement its investment strategy effectively if suitable counterparties or clearing members are unavailable.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Technology Sector Risk. The Fund will invest substantially in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Underlying ETF Risk. The Fund’s investment strategy, involving direct and indirect exposure to the Underlying ETF, is subject to the risks associated with such Underlying ETF. Shareholders in the Fund bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the Underlying ETF. Investments in the Underlying ETF are also subject to ETF Risks (listed below).

Active Management Risk. The Sub-Adviser will actively monitor the Fund’s holdings and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, while the Fund seeks to achieve returns similar to those of the Index, there may be periods of time where the Fund’s holdings, and therefore its performance, deviate significantly from the holdings and performance of the Index.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.
●	Trading. Although Shares are listed for trading on a national securities exchange, such as The Nasdaq Stock Market, LLC (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have an extensive track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. VistaShares is a recently formed entity and has limited experience with managing an exchange-traded fund, which may limit the Sub-Adviser’s effectiveness.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.vistashares.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser: VistaShares Advisors LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Investment Adviser

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Quinn Berry , Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Investment Sub-Adviser

Adam Patti, Chief Executive Officer of the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.vistashares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.